UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ENVERIC BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, Florida 34103

May    , 2022

Dear Stockholders:

We cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on July 14, 2022, at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/ENVB2022SM. In light of the ongoing developments related to the novel coronavirus, the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/ENVB2022SM and entering the 16-digit control number on your proxy card or voting instruction form, as applicable. To register and receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement.

Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Stockholders Meeting and proxy statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of May 19, 2022. As a result of the dividend of the shares of Series C Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”) distributed on May 18, 2022, each holder of shares of our common stock also holds a number of one one-thousandths of a share of our Series C Preferred Stock equal to the whole number of shares of common stock held by such holder. Because any one one-thousandths of a share of Series C Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Special Meeting in order to do so, your shares of Series C Preferred Stock will be redeemed immediately prior to the opening of the polls at the Special Meeting and will not be entitled to vote at the Special Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Special Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting online during the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the meeting and vote online during the meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Special Meeting online.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock or preferred stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-866-851-2468 (stockholders) and 416-867-2272 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your ongoing support of our Company.

By	order of the Board of Directors,

Joseph Tucker, PhD
Chief Executive Officer

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

Notice of Special Meeting of Stockholders

To Be Held on July 14, 2022

Notice is hereby given that a special meeting of the stockholders (the “Special Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (the “Company”), will be held on July 14, 2022, at 10:00 a.m. Eastern time via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/ENVB2022SM during the meeting. Except as provided below with respect to the shares of our Series C Preferred Stock, $0.01 par value per share (“Series C Preferred Stock”), only stockholders of record of our common stock or preferred stock on May 19, 2022 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company (the “Board”), effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.01 per share (“Common Stock”), including stock held by the Company as treasury shares, at a ratio of 1-for-10 to 1-for-100 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board (the “Reverse Stock Split Proposal”) and included in a public announcement;

2.	To approve an amendment to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan (the “Incentive Plan”), in substantially the form attached to the proxy statement as Annex B, to (i) increase the aggregate number of shares available for the grant of awards by 7,304,107 shares to a total of 10,000,000 shares, and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock to any person or entity, to the extent necessary so that the number of shares of our Common Stock authorized for issuance under the Incentive Plan will equal the greater of (x) 10,000,000 shares, and (y) 15% of the total number of shares of our Common Stock outstanding as of such issuance date (the “Incentive Plan Proposal”); and

3.	To approve an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote FOR the Reverse Stock Split Proposal (Proposal 1), FOR the Incentive Plan Proposal (Proposal 2) and FOR the Adjournment Proposal (Proposal 3).

The Board has fixed the close of business on May 19, 2022 as the Record Date for the Special Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or, continuations(s), or adjournment(s) of the Special Meeting. Notwithstanding the foregoing, holders of our outstanding shares of Series C Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption as described in the accompanying Proxy Statement. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Special Meeting and online during the Special Meeting.

YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail.

On behalf of our entire Board of Directors, we thank you for your continued support.

	By	order of the Board of Directors,

Joseph Tucker, PhD
Chief Executive Officer

Naples, Florida
May , 2022

ENVERIC BIOSCIENCES, INC.

4851 Tamiami Trail N., Suite 200

Naples, FL 34103

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 14, 2022

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “Enveric” refer to Enveric Biosciences, Inc., a Delaware corporation and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.01 per share (“Common Stock”) and holders of our Series C Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Enveric Biosciences, Inc. to be voted at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on July 14, 2022, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). The Special Meeting will be held virtually via a live webcast on the Internet on July 14, 2022 at 10:00 a.m. Eastern time. This proxy statement and accompanying form of proxy are dated May , 2022 and are expected to be first sent or given to stockholders on or about May , 2022.

If you held shares of our Common Stock or Series C Preferred Stock at the close of business on May 19, 2022 (the “Record Date”), you are invited to attend the Special Meeting virtually at www.virtualshareholdermeeting.com/ENVB2022SM and if you held shares of our Common Stock or Series C Preferred Stock at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement applicable to the class of stock which you held.

The executive offices of the Company are located at, and the mailing address of the Company is, 4851 Tamiami Trail N., Suite 200, Naples, FL 34103.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $11,500, plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on July 14, 2022: Pursuant to SEC rules, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting and Proxy Statement are also available at www.proxyvote.com.

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Questions and Answers About the Special Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Joseph Tucker and Carter Ward as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following proposals:

●

The approval of an amendment (the “Reverse Stock Split Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding Common Stock, par value $0.01 per share (the “Common Stock”), including stock held by the Company as treasury shares, at a ratio of 1-for-10 to 1-for-100 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (such action, the “Reverse Stock Split” and such proposal is referred to herein as the “Reverse Stock Split Proposal”);

●	The approval of an amendment (the “Incentive Plan Amendment”) to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan (the “Incentive Plan”), in substantially the form attached to the proxy statement as Annex B, to (i) increase the aggregate number of shares available for the grant of awards by 7,304,107 shares to a total of 10,000,000 shares, and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock to any person or entity, to the extent necessary so that the number of shares of our Common Stock authorized for issuance under the Incentive Plan will equal the greater of (x) 10,000,000 shares, and (y) 15% of the total number of shares of our Common Stock outstanding as of such issuance date (the “Incentive Plan Proposal”); and

●	The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal (the “Adjournment Proposal”).

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Why is the Company electing to effect a reverse stock split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our Charter (the “Reverse Stock Split Charter Amendment”) authorizing the Reverse Stock Split at a ratio in the Range, such ratio to be determined by the Board and included in a public announcement, and granting the Board the discretion to file a certificate of amendment to our Charter with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting or to abandon the Reverse Stock Split altogether. The form of the proposed Reverse Stock Split Charter Amendment is attached to this proxy statement as Annex A. The Reverse Stock Split Charter Amendment will effect the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

What is the record date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on May 19, 2022. The Record Date is established by the Board as required by Delaware law. On the Record Date, 52,684,548 shares of Common Stock were issued and outstanding and 52,684.548 shares of Series C Preferred Stock were issued and outstanding and, except as provided below with respect to the shares of our Series C Preferred Stock, entitled to vote.

Who is entitled to vote at the Special Meeting?

Holders of record of our Common Stock and our Series C Preferred Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting. Holders of record of shares of Series C Preferred Stock have the right to vote only on the Reverse Stock Split Proposal and the Adjournment Proposal. Holders of Common Stock and Series C Preferred Stock will vote on the Reverse Stock Split Proposal and the Adjournment Proposal as a single class. Notwithstanding the foregoing, holders of outstanding shares of Series C Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined below).

You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the Internet.

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What are the voting rights of the stockholders?

Each share of our Common Stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Special Meeting. As previously announced on May 3, 2022, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series C Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on May 13, 2022. The holders of Series C Preferred Stock have 1,000,000 votes per whole share of Series C Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series C Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Reverse Stock Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Special Meeting. Notwithstanding the foregoing, each share of Series C Preferred Stock redeemed pursuant to the Initial Redemption (as defined below) will have no voting power with respect to the Reverse Stock Split Proposal and the Adjournment Proposal or any other matter. When a holder of Common Stock submits a vote on the Reverse Stock Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series C Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Common Stock (or fraction thereof) in respect of which such share of Series C Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split Proposal and the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series C Preferred Stock (or fraction thereof) held by such holder. Holders of Series C Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series C Preferred Stock on the Reverse Stock Split Proposal and the Adjournment Proposal or any other matter brought before the Special Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series C Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock.

All shares of Series C Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series C Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split Proposal at any meeting of stockholders held for the purpose of voting on such proposals.

When and where is the Special Meeting and what do I need to be able to attend online?

The Special Meeting will be held on July 14, 2022, at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/ENVB2022SM. Any stockholder who owns our Common Stock or our Series C Preferred Stock on the Record Date can attend the Special Meeting online.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/ENVB2022SM. To participate in the virtual meeting, you will need a 16-digit control number included on your proxy card or voting instruction form, as applicable. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

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How do I cast my vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on July 13, 2022 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern time on July 13, 2022 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Special Meeting at www.virtualshareholdermeeting.com/ENVB2022SM. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Special Meeting.

By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Joseph Tucker, our Chief Executive Officer, and Carter Ward, our Chief Financial Officer, to serve as the proxies for the Special Meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern time on July 13, 2022. Proxies submitted by U.S. mail must be received before the start of the Special Meeting.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Special Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Special Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on July 13, 2022 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you access the website);

(2)	By toll-free telephone at 1-800-454-8683, until 11:59 p.m. Eastern time on July 13, 2022 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you call);

(3)	By completing, signing, dating and mailing your voting instruction form in the postage-paid envelope provided to you; or

(4)	Online during the Special Meeting at www.virtualshareholdermeeting.com/ENVB2022SM. You will need your 16-digit shareholder control number, which can be found on your voting instruction form, in hand when you vote online during the Special Meeting.

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In the event you do not provide instructions on how to vote, your broker will have authority to vote your shares with respect to the Reverse Stock Split Proposal and the Adjournment Proposal. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. Each of the Reverse Stock Split Proposal and the Adjournment Proposal is considered a “routine” matter. Accordingly, your broker, bank or other nominee may vote your shares without receiving instructions from you on Proposal 1 (Reverse Stock Split Proposal) and Proposal 3 (Adjournment Proposal). A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against Proposal 1 (Reverse Stock Split Proposal) and Proposal 3 (Adjournment Proposal). The Incentive Plan Proposal is not considered a routine matter. Accordingly, your broker, bank or other nominee does not have discretionary authority to vote your shares with respect to Proposal 3 (Incentive Plan Proposal).

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

Proposal 2:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

Proposal 3:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	“FOR” the Reverse Stock Split Proposal;
●	“FOR” the Incentive Plan Proposal; and
●	“FOR” the Adjournment Proposal.

What is a “quorum?”

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person or by proxy, of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. Shares that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Special Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

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What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1 — Reverse Stock Split Proposal.

To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock and Series C Preferred Stock entitled to vote on the proposal, voting together as a single class.

Please refer to the discussion above under “Who is entitled to vote at the Special Meeting?” and “What are the voting rights of the stockholders?” for a description of the Series C Preferred Stock, which is entitled to be voted together with the Common Stock as a single class on the Reverse Stock Split Proposal and the Adjournment Proposal. Shares of Series C Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on either the Reverse Stock Split Proposal or the Adjournment Proposal and will be excluded from the calculation as to whether such proposals pass at the Special Meeting. Due to the voting power of the shares of Series C Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Reverse Stock Split Proposal and the Adjournment Proposal, the holders of Common Stock that submit a proxy to vote their shares at the Special Meeting or attend the Special Meeting will effectively have enhanced voting power on the two proposals over holders of Common Stock that are not represented in person or by proxy at the Special Meeting. This means that the Reverse Stock Split Proposal and the Adjournment Proposal could each be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Common Stock.

Proposal 2 — Incentive Plan Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the voting power of the outstanding shares of the Common Stock present in person (which would include voting online at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on the proposal.

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Proposal 3 – Adjournment Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock and Series C Preferred Stock present in person (which would include voting online at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on the proposal, voting together as a single class.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of Common Stock and Series C Preferred Stock present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Accordingly, an abstention will have the effect of a vote against Proposals 1, 2 and 3.

Broker non-votes will be included in the determination of the number of shares of Common Stock and Series C Preferred Stock present at the Special Meeting for determining a quorum at the meeting. Broker non-votes, to the extent applicable, will have the effect of a vote against Proposal 1. Because your broker will have discretionary voting authority with respect to Proposals 1 and 3, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. Broker non-votes will have no effect on upon the approval of Proposals 2 and 3 as broker non-votes are not considered “entitled to vote.”

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

Can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), by signing and returning a proxy card or voting instructions form with a later date, or by attending the Special Meeting and voting via the virtual meeting website. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy is revoked by delivering to the Company’s corporate secretary at 4851 Tamiami Trail N., Suite 200, Naples, Florida 34103 a written notice of revocation prior to the Special Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please follow the separate voting instructions that you received for your shares of Common Stock or Series C Preferred Stock held in each of your different accounts to ensure that all of your shares are voted.

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What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and Series C Preferred Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, we have engaged Kingsdale Advisors, the proxy solicitation firm hired by the Company, at an approximate cost of $11,500, plus reimbursement of expenses, to solicit proxies on behalf of our Board. Kingsdale Advisors may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale Advisors as well as the reimbursement of expenses of Kingsdale Advisors will be borne by us. Our officers, directors and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock and Series C Preferred Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock and Series C Preferred Stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 416-867-2272. Stockholders may call toll free at 1-866-851-2468. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

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Proposal 1:

Approval of the Amendment

to the Company’s Amended and Restated Charter

to Effect the Reverse Stock Split

Background and Proposed Amendment

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), currently authorizes the Company to issue a total of 120,000,000 shares of capital stock, consisting of 100,000,000 shares of Common Stock, and 20,000,000 shares of Series C Preferred Stock.

On May 3, 2022, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-10 to 1-for-100, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 100 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

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Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

On February 18, 2022, we received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price of Common Stock for the 30 consecutive business day period between January 5, 2022, through February 17, 2022, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that the Company will be provided with a compliance period of 180 calendar days, or until August 17, 2022 (the “Compliance Period”), in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). In order to regain compliance with Nasdaq’s minimum bid price requirement, our Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the Compliance Period.

We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

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Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

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Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-100.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;
●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;
●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;
●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;
●	prevailing market conditions;
●	general economic conditions in our industry; and
●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the special meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

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The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-10 to 1-for-100. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.01.

As of the Record Date, the Company had 52,684,548 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-10 or 1-for-100, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 5,268,455 shares and 526,846 shares, respectively.

All shares of Series C Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series C Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split Charter Amendment effecting the Reverse Stock Split. Please refer to the discussion in the Questions and Answers About the Special Meeting section under “Who is entitled to vote at the Special Meeting?”, “What are the voting rights of the stockholders?” and “What vote is required to approve each item?” for a description of the voting power of the Series C Preferred Stock.

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We are currently authorized to issue a maximum of 100,000,000 shares of our Common Stock. As of the Record Date, there were 52,684,548 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan3 (the “Incentive Plan”), including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants (e.g., the Incentive Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

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Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

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Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.01. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;
●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

The approval of the Reverse Stock Split Proposal requires the affirmative “FOR” vote of the majority of the voting power of the outstanding shares of Common Stock and Series C Preferred Stock entitled to vote on the proposal, voting together as a single class. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting), an abstention and a broker non-vote will have the same practical effect as shares voted against this proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any broker non-votes on this proposal and a failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

Our Board recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

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Proposal 2:
Approval of the Amendment of Incentive plan

The Board is seeking stockholder approval of an amendment to the Incentive Plan attached to this proxy statement as Annex B (the “Incentive Plan Amendment”), which was approved by the Board on May 3, 2022, subject to the approval of the Incentive Plan Proposal by the Company’s stockholders. If the Incentive Plan Amendment is approved, (i) the number of shares authorized for issuance as awards under the Incentive Plan will be increased by 7,304,107 shares, to an aggregate of 10,000,000 shares, and (ii) the Incentive Plan will be amended to include an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock to any person or entity, to the extent necessary so that the number of shares of our Common Stock authorized for issuance under the Incentive Plan will equal the greater of (x) 10,000,000 shares, and (y) 15% of the total number of shares of our Common Stock outstanding as of such issuance date.

The Incentive Plan was previously approved by stockholders and provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of Company Common Stock. The Company believes that operation of the Incentive Plan is important in attracting and retaining the services of key employees, key contractors, and outside directors of the Company and its subsidiaries in a competitive labor market, which is essential to the Company’s long-term growth and success. It is the judgment of the Board that the Incentive Plan Proposal is in the best interests of Company and its stockholders.

As of the date of this proxy statement, no shares of Common Stock remain available for issuance under the Incentive Plan. Below is a summary of certain key provisions of the Incentive Plan, which are qualified in their entirety by reference to the full text of the Incentive Plan.

Reasons for Amendment of the Incentive Plan

Our Board believes that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Incentive Plan will maintain and enhance the key policies and practices adopted by the Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel.

Upon the initial adoption and subsequent stockholder approval of the Incentive Plan, up to 2,695,893 shares of Common Stock were reserved for issuance as awards under the Incentive Plan. The Board adopted the Incentive Plan Amendment to (i) further increase the aggregate number of shares of Common Stock that may be delivered pursuant to awards under the Incentive Plan by an additional 7,304,107 shares, for an aggregate total of 10,000,000 shares, and (ii) add an “evergreen” provision to the Incentive Plan whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock to any person or entity, to the extent necessary so that the number of shares of our Common Stock authorized for issuance under the Incentive Plan will equal the greater of (x) 10,000,000 shares, and (y) 15% of the total number of shares of our Common Stock outstanding as of such issuance date.

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We believe that the increase in the number of shares available for issuance under the Incentive Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, contractors, and non-employee directors. The Board believes that, as there are no shares currently remaining available for issuance pursuant to future awards under the Incentive Plan, the Company will need additional shares available for issuance under the Incentive Plan for future granting needs. The Board currently believes that if the Incentive Plan Amendment is approved by stockholders, the total of 10,000,000 shares available for issuance under the Incentive Plan and the addition of the “evergreen” provision will result in an adequate number of shares of Common Stock being available for future awards under the Incentive Plan for the foreseeable future.

The following is a brief summary of the Incentive Plan, as amended.

Description of the Incentive Plan

Purpose. The purpose of the Incentive Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of Common Stock. The Incentive Plan is expected to provide flexibility to the Company’s compensation methods in order to adapt the compensation of its key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Incentive Plan was approved by the Board on December 31, 2020 (the “Effective Date”), subject to the Incentive Plan’s approval by the stockholders. The Incentive Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board. No award may be made under the Incentive Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. The number of shares of Common Stock that are reserved for issuance pursuant to awards under the Incentive Plan is currently 2,695,893 shares, 100% of which may be delivered as incentive stock options. If the Incentive Plan Amendment is approved, the total number of shares that may be issued pursuant to awards under the Incentive Plan will be increased to 10,000,000 shares (the “Authorized Shares”), and the number of Authorized Shares will be automatically increased on the first trading date immediately following the date the Company issues any share of Common Stock to any person or entity (the “Adjustment Date”) to the extent necessary so that the Authorized Shares will equal the greater of (x) 10,000,000 shares, and (y) 15% of the total number of shares of our Common Stock outstanding on the Adjustment Date. Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the Incentive Plan, the Company will at all times reserve and keep enough shares available to satisfy the requirements of the Incentive Plan. If an award under the Incentive Plan, or any Prior Plan Award (as defined below) is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the Incentive Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price upon the exercise of a stock option, the number of shares available for future awards under the Incentive Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the Incentive Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the Incentive Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the Incentive Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options. “Prior Plan Awards” means (i) any awards under the Jay Pharma Inc. 2019 Long-term Incentive Plan or the Ameri Holdings, Inc. 2015 Equity Incentive Award Plan (the “Prior Plans”) that are outstanding on the Effective Date, and that on or after the Effective Date, are forfeited, expire or are canceled, and (ii) any shares subject to awards relating to common stock under the Prior Plans that, on or after the Effective Date are settled in cash.

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Administration. The Incentive Plan shall be administered by the Board or such committee of the Board as is designated by it to administer the Incentive Plan (the “Committee”). At any time that there is no Committee to administer the Incentive Plan, any reference to the Committee is a reference to the Board. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Incentive Plan; establish and revise rules and regulations relating to the Incentive Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Incentive Plan. The Committee may delegate certain of its duties to one or more of our officers as provided in the Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of our subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to its successful performance, are eligible to participate in the Incentive Plan. As of the record date, we had 27 employees and 4 non-employee directors who would be eligible for awards under the Incentive Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding ten (10) years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five (5) years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to us; (ii) by delivering to us shares of Common Stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

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Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Incentive Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a share of our Common Stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our Common Stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten (10) years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in Common Stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Incentive Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

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Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of Common Stock, units, or other rights based upon, payable in, or otherwise related to our Common Stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in our audited financial statements, including in notes thereto, or the Compensation Discussion and Analysis section of our annual report.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, unvested restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

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Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of our Common Stock, other securities or other property), recapitalization, stock split, reverse stock split (including the proposed Reverse Stock Split, to the extent it is implemented after the Special Meeting), rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the Incentive Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Incentive Plan and any awards under the Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Incentive Plan without the consent of the affected participant.

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Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the Incentive Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

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Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-deferred exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-deferred exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

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Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Incentive Plan, as applicable, is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Such payment may be made by (i) the delivery of cash to us in an amount that equals or exceeds our required tax withholding obligations; (ii) if we consent in writing, the actual delivery to us by the exercising participant of shares of our Common Stock that the participant has not acquired from us within 6 months prior to the date of exercise, which have an aggregate fair market value that equals or exceeds the required tax withholding payment; (iii) if we consent in writing, our withholding of a number of shares to be delivered upon the exercise of the stock option that have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

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If an individual’s rights under the Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Interest of Directors and Executive Officers

All members of the Board and all of our executive officers are eligible for awards under the Incentive Plan and, thus, have a personal interest in the approval of the Incentive Plan Amendment.

New Plan Benefits

With respect to the increased number of shares of Common Stock reserved under the Incentive Plan pursuant to the Incentive Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Incentive Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our Common Stock is $[___] per share based on the closing price of our Common Stock on [_____________], 2022.

Vote Required

The affirmative “FOR” vote of a majority of the voting power of the outstanding shares of Common Stock present in person (which would include voting online at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on the proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting) and a broker non-vote will have no effect on the Incentive Plan Proposal. An abstention will have the same practical effect as shares voted against this proposal. A vote on this proposal will not be considered a “routine” matter. A broker non-vote will have no effect as these votes are not considered “entitled to vote.”

Board Recommendation

Our Board recommends that you vote “FOR” the Incentive Plan Proposal.

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Proposal 3:
Approval of the Adjournment Proposal

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock and Series C Preferred Stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Reverse Stock Split, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal.

Shares of Series C Preferred Stock do not have any voting rights except with respect to the Reverse Stock Split Proposal and the Adjournment Proposal presented at this Special Meeting or otherwise as required by law.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our Common Stock and Series C Preferred Stock, as counted to mirror the Common Stock votes cast, will vote against the Reverse Stock Split Proposal, we could adjourn or postpone the Special Meeting without a vote on the Reverse Stock Split Charter Amendment and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal.

Vote Required

The affirmative “FOR” vote of a majority of the shares of Common Stock and Series C Preferred Stock present in person (which would include voting online at the virtual Special Meeting) or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting) and a broker non-vote will have no effect on the Adjournment Proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment Proposal is considered a “routine” matter. Therefore, your broker, bank or other nominee may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any broker non-votes on this proposal. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

Board Recommendation

Our Board recommends that you vote “FOR” the Adjournment Proposal.

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Executive Compensation

Summary Compensation Table

The following table sets forth total compensation paid to the named executive officers for the years ended December 31, 2021 and 2020:

Name and Principal Position	Year	Salary		Bonus		Stock(1)		Total
David Johnson(2)	2021	250,000		168,750	(3)	6,469,066	(4)	6,887,816
Executive Chairman	2020	-		200,000	(3)	-		200,000

Joseph Tucker(5)	2021	92,083		159,063	(7)	2,226,992	(8)	2,478,138
Chief Executive Officer	2020	-		-		-		-

Avani Kanubaddi(9)	2021	302,500		144,570	(6)	3,789,523	(10)	4,236,593
President and Chief Operating Officer	2020	-		60,000		-		60,000

Dr. Peter Facchini(11)	2021	68,269	(12)	69,429	(13)	1,566,910	(14)	1,704,608
Chief Innovation Officer	2020	-		-		-		-

Dr. Robert Wilkins(15)	2021	186,211		-		1,541,180	(16)	1,727,391
Former Chief Medical Officer	2020	-		-		-		-

(1)	Stock compensation consists of Restricted Stock Unit Award (“RSU’s”) and Restricted Stock Awards (“RSA’s”). RSU’s and RSA’s may contain vesting conditions that include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels or achievement of defined performance milestones, termination of the employee without cause, resignation of the employee for good cause or change in control. Please also note there are no assurances that such vesting conditions will be met and accordingly there are no assurances that any unvested RSU’s or RSA’s will become vested prior to being forfeited on the expiration date defined in the relevant award agreements. Furthermore, RSU’s require that the recipient’s employment with the Company be terminated, or that a change of control occur, as a prerequisite of conversion of vested restricted stock units into shares of Common Stock. RSA’s have no such condition of termination or change of control as a prerequisite of conversion of vested restricted stock awards into shares of Common Stock.

(2)

Mr. Johnson was appointed Chairman and Chief Executive Officer on December 30, 2020.

Mr. Johnson resigned as Chief Executive Officer and was appointed Executive Chairman of the Board of Directors on September 16, 2021.

(3)	Mr. Johnson’s bonus for 2021 was paid in February 2022. Mr. Johnson’s bonus for 2020 was paid in two increments of $100,000 each in December 2020 and in February of 2021.

(4)	Mr. Johnson’s stock compensation consists of an aggregate of 1,347,722 RSU’s valued at $6,469,066, with such valuation being based on the Company’s closing price per share of $4.80 on the grant date of such RSU’s. As of December 31, 2021, all of these RSU’s are vested. Mr. Johnson’s stock compensation excludes an aggregate of 21,277 RSU’s, with a grant date value of $102,130, due to such RSU’s being forfeited due to non-achievement of specific performance milestones.

(5)	Dr. Tucker was appointed Chief Executive Officer on September 16, 2021.

(6)	Bonus for 2021 was paid in February 2022.

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(7)	Bonus consists of $100,000 paid in September 2021 and $59,063 attributable to 2021 paid in February 2022.

(8)	Dr. Tucker’s stock compensation consists of an aggregate of 818,747 RSU’s, valued at $2,226,992, with such valuation being based on the Company’s closing price per share of $2.72 on the RSU grant date. All of these RSU’s are unvested as of December 31, 2021, with no assurances of these RSU’s vesting in the future.

(9)	Mr. Kanubaddi served as Chief Operating Officer from December 30, 2020 through September 30, 2021. Mr. Kanubaddi was appointed President on October 1, 2021.

(10)	Mr. Kanubaddi’s stock compensation consists of an aggregate of 789,484 RSU’s, valued at $3,789,523, with such valuation being based on the Company’s closing price per share of $4.80 on the RSU grant date. All of these RSU’s are vested.

(11)	Dr. Facchini has served as Chief Innovation Officer since September 16, 2021.

(12)	Salaries and bonus paid in Canadian Dollars and translated to United States Dollars equivalent.

(13)	Bonus consists of $40,390 paid in September 2021 and $29,039 attributable to 2021 paid in February 2022.

(14)	Dr. Facchini’s stock compensation consists of an aggregate of 576,070 RSU’s, valued at $1,556,910, with such valuation being based on the Company’s closing price per share of $2.72 on the RSU grant date. All of these RSU’s are unvested as of December 31, 2021, with no assurances of these RSU’s vesting in the future.

(15)	Dr. Wilkins served as Chief Medical Officer from December 30, 2020 to November 30, 2021.

(16)	Dr. Wilkins’ stock compensation consists of an aggregate of 526,000 RSU’s, valued at $1,541,180, with such valuation being based on the Company’s closing price per share of $2.93 on the RSU grant date. 175,333 of these RSU’s are vested, with Common Shares to be issued during June 2022. The remaining 350,667 RSU’s were unvested and forfeited upon Dr. Wilkins’ resignation.

Narrative Disclosure to Summary Compensation Table

Prior to the completion of our tender offer to purchase all of the outstanding common shares of Jay Pharma Inc. on December 30, 2020 (“Offer”), and in connection with the execution of that certain Amalgamation Agreement, dated January 10, 2020, by and among the Company (f/k/a Ameri), Jay Pharma, Jay Pharma Merger Sub, Inc., 1236567 B.C. Unlimited Liability Company and Barry Kostiner, as the Company representative, which predates the Tender Agreement related to the Offer (the “Tender Agreement”), Jay Pharma entered into an employment agreement with Mr. Johnson, whereby Mr. Johnson would serve as the Chief Executive Officer and Chairman of the Company upon the completion of the Offer (the “Johnson Employment Agreement”).

Johnson Employment Agreement

Pursuant to the Johnson Employment Agreement, dated January 10, 2020, Mr. Johnson served in the position of Chief Executive Officer and Chairman of the Company following the completion of the Offer. Mr. Johnson was entitled to a base salary of $250,000 and an annual bonus in the amount of $100,000 (provided, however, that if Mr. Johnson’s position was changed such that he no longer serves as Chief Executive Officer and only serves as Chairman of the Company, he would only be entitled to a base salary of $100,000 beginning with the first day of the month following such change). Mr. Johnson was also eligible to receive annual performance bonuses based on satisfaction of performance criteria/financial results, as determined by the Board of the Company in its sole discretion. Within 30 days after the completion of the Offer, Mr. Johnson was granted an award of restricted stock units (“RSU’s”) that represent, in the aggregate, 5% of the Company’s issued and outstanding common stock determined on a fully diluted basis as of the date of grant. Mr. Johnson was eligible to receive additional equity awards, as determined by the Company in its sole discretion.

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Under the terms of the Johnson Employment Agreement, Mr. Johnson’s employment may have been terminated by either the Company or Mr. Johnson at any time and for any reason with 30 days’ advance written notice. Upon termination of Mr. Johnson’s employment, Mr. Johnson would have received (i) his fully earned but unpaid base salary through the date of termination, (ii) any accrued and unpaid time off or similar pay to which Mr. Johnson was entitled as a matter of law or Company policy, (iii) any amounts due to Mr. Johnson under the terms of the benefit plans, and (iv) any unreimbursed expenses properly incurred prior to the date of termination (the “Johnson Accrued Obligations”).

If the Company terminated Mr. Johnson’s employment for cause or Mr. Johnson resigns without good reason (as defined below), the Company, at its sole discretion, may have shortened the notice period and determine the date of termination without any obligation to pay any additional compensation other than the Johnson Accrued Obligations and without triggering a termination of Mr. Johnson’s employment without cause. If the Company terminated Mr. Johnson’s employment without cause or Mr. Johnson resigned for good reason at any time, Mr. Johnson would have been entitled to the following severance payments and benefits: (i) his full annual base salary less applicable deductions and withholdings; plus (ii) any earned but unpaid annual bonus and performance bonus, if any, for the year of the termination.

The Johnson Employment Agreement also contained certain standard non-solicitation, non-disparagement and confidentiality requirements for Mr. Johnson.

As of December 31, 2021, Mr. Johnson has been awarded an aggregate of 1,347,722 RSU’s, all of which are vested. Mr. Johnson will be eligible to convert these vested RSU’s into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Tucker Employment Agreement

On May 24, 2021, Dr. Joseph Tucker entered into an employment agreement (the “Tucker Employment Agreement”) with the Company pursuant to which he will become the Company’s Chief Executive Officer, effective as of the September 16, 2021 closing date of the Amalgamation (the “Tucker Effective Date”).

Pursuant to the Tucker Employment Agreement, Dr. Tucker receives a base salary of $350,000 annually (“Tucker Base Salary”). Dr. Tucker also received, upon entering into the Tucker Employment Agreement, a one-time signing bonus of $100,000 and 68,747 RSUs, of which half are subject to time-based vesting and the other half subject to performance-based vesting. Pursuant to the Tucker Employment Agreement, upon entering into the agreement, Dr. Tucker also received an initial equity compensation received grant of 750,000 RSUs, of which half are subject to time-based vesting and the other half subject to performance-based vesting. The RSUs are subject to the terms and conditions of the Company’s Incentive Plan. The Tucker time-based RSUs vest in quarters on each of the first four anniversaries of the Tucker Effective Date, and the Tucker performance-based RSUs shall vest based on the achievement of performance milestones established by the Company.

Beginning in calendar year 2022, Dr. Tucker became eligible to receive annual performance bonuses of up to 75% of the Tucker Base Salary, as determined from time to time by the Company’s Board.

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The Tucker Employment Agreement will remain in effect until terminated by either party, unless the Company or Dr. Tucker delivers advance written notice of termination to the other party at least 30 days prior. In addition, the Tucker Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Tucker Employment Agreement.

Pursuant to the Tucker Employment Agreement, if Dr. Tucker’s employment is terminated by the Company without cause or by Dr. Tucker for good reason, then the Company must pay Dr. Tucker, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Tucker Base Salary.

The Tucker Employment Agreement also contains covenants restricting Dr. Tucker from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Tucker’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2021, Dr. Tucker has been awarded an aggregate of 818,747 RSU’s, with all being unvested. Vesting conditions include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels, termination of the employee without cause, resignation of the employee for good cause or change in control and there can be no assurances of any of these vesting conditions being achieved and accordingly no assurances of any of these RSU’s vesting. Furthermore, in the event that any or all of these RSU’s do vest, Dr. Tucker will be eligible to convert any vested RSU’s into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company or in the event of a change in control and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Kanubaddi Employment Agreement

Prior to the completion of the Offer, and contingent and effective upon the completion of the Offer, the Company entered into an employment agreement with Mr. Kanubaddi (the “Kanubaddi Employment Agreement”). Pursuant to the Kanubaddi Employment Agreement, dated December 2, 2020, Mr. Kanubaddi serves in the position of Chief Operating Officer. Mr. Kanubaddi is entitled to a base salary of $295,000 and a closing bonus in the amount of $60,000. Mr. Kanubaddi is also eligible to receive annual performance bonuses of up to 50% of his base salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion. Within 30 days after the completion of the Offer, Mr. Kanubaddi was granted an award of restricted stock units that represent, in the aggregate, 3% of the Company’s issued and outstanding common stock determined on a fully diluted basis as of the date of grant. Mr. Kanubaddi is also eligible to receive additional equity awards, as determined by the Company in its sole discretion.

Under the terms of the Kanubaddi Employment Agreement, Mr. Kanubaddi’s employment may be terminated by either the Company or Mr. Kanubaddi at any time and for any reason with 30 days’ advance written notice. Upon termination of Mr. Kanubaddi’s employment, Mr. Kanubaddi will receive (i) his fully earned but unpaid base salary through the date of termination, (ii) any accrued and unpaid time off or similar pay to which Mr. Kanubaddi is entitled as a matter of law or Company policy, (iii) any amounts due to Mr. Kanubaddi under the terms of the benefit plans, and (iv) any unreimbursed expenses properly incurred prior to the date of termination (the “Kanubaddi Accrued Obligations”).

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If the Company terminates Mr. Kanubaddi’s employment for cause or Mr. Kanubaddi resigns without good reason (as defined below), the Company, at its sole discretion, may shorten the notice period and determine the date of termination without any obligation to pay any additional compensation other than the Kanubaddi Accrued Obligations and without triggering a termination of Mr. Kanubaddi’s employment without cause. If the Company terminates Mr. Kanubaddi’s employment without cause or Mr. Kanubaddi resigns for good reason at any time, Mr. Kanubaddi is entitled to the following severance payments and benefits: (i) his full annual base salary less applicable deductions and withholdings; plus (ii) any earned but unpaid performance bonus, if any, for the year of the termination.

The Kanubaddi Employment Agreement also contains certain standard non-solicitation, non-disparagement and confidentiality requirements for Mr. Kanubaddi.

As of December 31, 2021, Mr. Kanubaddi has been awarded an aggregate of 789,484 RSU’s, all of which are vested. Mr. Kanubaddi will be eligible to convert these vested RSU’s into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Facchini Employment Agreement

On May 24, 2021, Dr. Peter Facchini entered into an employment agreement (the “Facchini Employment Agreement”) with the Company pursuant to he serves as the Company’s Chief Innovation Officer, effective as of the September 16, 2021 closing date of the Amalgamation (the “Facchini Effective Date”).

Pursuant to the Facchini Employment Agreement, as of the Facchini Effective Date, Dr. Facchini has received a base salary of C$295,000 annually (“Facchini Base Salary”). Dr. Facchini also received a one-time signing bonus of C$50,000 and up to 130,000 RSUs, based on the price of the Company’s shares at the Facchini Effective Date. Half of any such RSUs are subject to time-based vesting, and the remaining half of any such RSUs are subject to performance-based vesting. Beginning in calendar year 2022, Dr. Facchini became eligible to receive annual performance bonuses of up to 50% of the Facchini Base Salary, as determined from time to time by the Board. Additionally, Dr. Facchini received 525,000 RSUs as equity compensation. 262,500 of such RSUs are subject to time-based vesting, and the remaining 262,500 of such RSUs are subject to performance-based vesting. The RSUs are subject to the terms and conditions of the Company’s Incentive Plan. The RSUs are subject to time-based vesting and shall vest in quarters on each of the first four anniversaries of the Facchini Effective Date, and the RSUs shall vest based on the achievement of performance milestones established by the Company.

The Facchini Employment Agreement will remain in effect until terminated by either party, unless the Company delivers advance written notice of termination to Dr. Facchini or Dr. Facchini delivers advance written notice of termination to the Company at least 30 days prior. In addition, the Facchini Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Facchini Employment Agreement.

Pursuant to the Facchini Employment Agreement, if Dr. Facchini’s employment is terminated by the Company without cause or by Dr. Facchini for good reason, then the Company must pay Dr. Facchini, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Facchini Base Salary.

The Facchini Employment Agreement also contains covenants restricting Dr. Facchini from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Facchini’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

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As of December 31, 2021, Dr. Facchini has been awarded an aggregate of 576,070 RSU’s, with all being unvested. Vesting conditions include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels, termination of the employee without cause, resignation of the employee for good cause or change in control and there can be no assurances of any of these vesting conditions being achieved and accordingly no assurances of any of these RSU’s vesting. Furthermore, in the event that any or all of these RSU’s do vest, Dr. Facchini will be eligible to convert any vested RSU’s into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either his termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Wilkins Employment Agreement

On December 22, 2020, Dr. Robert Wilkins entered into an employment agreement (the “Wilkins Employment Agreement”) with the Company pursuant to which he became the Company’s Chief Medical Officer, effective as of the December 30, 2020 (the “Wilkins Effective Date”). Dr. Wilkins resigned from his position with the Company on November 30, 2021.

Pursuant to the Wilkins Employment Agreement, Dr. Wilkins served in the position of Chief Medical Officer of the Company. Dr. Wilkins received a base annual salary of $185,000. Dr. Wilkins was also eligible to receive annual performance bonuses of up to 50% of his base salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion. The Wilkins Employment Agreement provided for the awarding of 526,000 RSU’s to Dr. Wilkins, with 175,333 of such RSU’s being immediately vested and 350,667 RSU’s vesting upon the achievement of specific volume weighted average prices being achieved by the Company’s Common Stock during specified measurement periods. Dr. Wilkins was also eligible to receive additional equity awards, as determined by the Company in its sole discretion.

The Wilkins Employment Agreement also contains certain standard non-solicitation, non-disparagement and confidentiality requirements for Dr. Wilkins.

Dr. Wilkins resigned from his position with the Company on November 30, 2021. As of the date of his resignation, Dr. Wilkins had been awarded an aggregate of 526,000 RSU’s, with 175,333 of such RSU’s being vested and 350,667 of such RSU’s being unvested, forfeited and cancelled. Dr. Wilkins will be eligible to convert these vested RSU’s into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to the date of his resignation, provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

The foregoing descriptions of employment agreements do not purport to be complete and are qualified entirely by reference to the full text of the employment agreements which have been previously filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Independent Contractor Agreement with David Johnson

Jay Pharma entered into an independent contractor agreement with Mr. Johnson on January 2, 2020. Pursuant to the agreement, Mr. Johnson provided certain consulting services in connection with the Offer beginning on January 1, 2020 through the completion of the Offer. Mr. Johnson was entitled to (i) $15,000 per month, and (ii) $100,000 on the closing date. The agreement was terminable by Jay Pharma and Mr. Johnson for any reason upon 30 days’ written notice.

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Outstanding Equity Awards at Fiscal Year-End

Name	Vested Restricted Stock Units(1)	Unvested Restricted Stock Units	Vested Stock Options	Total Equity Awards
David Johnson	1,347,722	-		1,347,722
Dr. Joseph Tucker	-	818,747	199,350	1,018,097
Avani Kanubaddi	789,484,	-		789,484
Carter J. Ward	-	525,000		525,000
Dr. Ibrahim “Bob” Dagher	100,000	425,000		525,000
Dr. Peter Facchini	-	576,070	99,675	675,745

(1)	Vested restricted stock units are eligible for conversion into an equivalent number of shares of Common Stock on the first day of the seventh month subsequent to either the employee’s termination of employment with the Company, or in the event of a change in control, and provided compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuance.

Potential Payments Upon Termination of Employment or Change in Control

None of our named executive officers has a contract in place for change in control payments.

The employment agreements of Mr. David Johnson, Dr. Joseph Tucker, Mr. Avani Kanubaddi, and Dr. Peter Facchini include provisions for severance pay equal to twelve months of salary upon termination by the Company without cause, as defined in the employment agreements or termination by the employee for good reason, as defined in the employment agreements.

Each of our named executive officers have also been granted RSU’s which are currently either fully vested or contain conditions providing for vesting upon change of control. Vested RSU’s are eligible for conversion to an equivalent number of shares of Common Stock upon termination of the employee by either the Company without cause, termination by the employee for good reason or an event of change of control, and provided the Company’s compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s shareholders for such issuances.

Director Compensation

The following table presents the total compensation for each person who served as a member of our Board during the fiscal year ended December 31, 2021. Other than set forth in the table and described more below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in 2021.

Name	Fees earned or paid in cash ($)	Equity awards ($)		Total ($)
George Kegler	38,500	76,594	(1)	115,094
Sol Mayer	34,250	76,594	(2)	110,844
Marcus Schabacker	37,000	76,594	(3)	113,594
Douglas Lind	24,000	32,432	(4)	56,432
Bradley Thompson	8,958	25,000	(5)	33,958

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(1)	Consists of RSA’s equivalent to 15,957 shares of Common Stock, valued at $4.80 per share (the closing price per share on the date of the award). As of December 31, 2021, George Kegler had outstanding 15,957 RSA’s.
(2)	Consists of RSA’s equivalent to 15,957 shares of Common Stock, valued at $4.80 per share (the closing price per share on the date of the award). As of December 31, 2021, Sol Mayer had outstanding 15,957 RSA’s.
(3)	Consists of RSA’s equivalent to 15,957 shares of Common Stock, valued at $4.80 per share (the closing price per share on the date of the award). As of December 31, 2021, Marcus Schabacker had outstanding 15,957 RSA’s.
(4)	Consists of RSA’s equivalent to 9,059 shares of Common Stock, valued at $3.58 per share (the closing price per share on the date of the award). As of December 31, 2021, Douglas Lind had outstanding 9,059 RSA’s.
(5)	Consists of RSA’s equivalent to 12,953 shares of Common Stock, valued at $1.93 per share (the closing price per share on the date of the award). As of December 31, 2021, Bradley Thompson had outstanding 12,953 RSA’s.

Incentive Plans

Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan

Purpose. The purpose of the Incentive Plan is to enable us to remain competitive and innovative and aid our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The Incentive Plan provides flexibility to the Company with regard to its compensation methods in order to adapt the compensation of its key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The Incentive Plan was adopted on December 31, 2020 pursuant to the Tender Agreement and was effective as of December 31, 2020 (the “Incentive Plan Effective Date”). The Incentive Plan will terminate on the tenth anniversary of the Incentive Plan Effective Date, unless sooner terminated by our Board. No award may be made under the Incentive Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, as of January 1, 2022, the total number of shares of the Company’s common stock that have been reserved and may be issued pursuant to awards under the Incentive Plan is 2,695,893 shares.

Administration. The Incentive Plan shall be administered by the Board or such committee of the Board as it designated by it to administer the Incentive Plan (the “Committee”). At any time that there is no Committee to administer the Plan, any reference to the Committee is a reference to the board of directors of the Company. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the Incentive Plan; establish and revise rules and regulations relating to the Incentive Plan; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes are necessary for the administration of the Incentive Plan. The Committee may delegate certain of its duties to one or more officers of the Company as provided in the Incentive Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of the Company or any of its subsidiaries, whose judgment, initiative, and efforts contributed to or may be expected to contribute to its successful performance, are eligible to participate in the Incentive Plan.

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Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding ten (10) years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five (5) years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to the Company or its designated agent an executed irrevocable option exercise form, together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise of the stock option by the number of shares having an aggregate fair market value equal to the aggregate option price at the time of exercise (i.e., a cashless net exercise); and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the Incentive Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of Company common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of Company common stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten (10) years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of Company common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time, or other restrictions or conditions. Except as otherwise provided in the Incentive Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

38

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified in the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable at the end of a specified performance period in cash, shares of common stock, units, or other rights based upon, payable in, or otherwise related to our common stock. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the applicable performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the Incentive Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the maximum amount of any potential awards. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which shall consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or of any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under GAAP, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in notes thereto, or the Compensation Discussion and Analysis section of the Company’s Annual Report on Form 10-K.

39

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the Incentive Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

40

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, shares of Company common stock, other securities or other property), recapitalization, stock split, reverse stock split (including the proposed Reverse Stock Split, to the extent it is implemented after the Special Meeting), rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the Incentive Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the Incentive Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the Incentive Plan, to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Incentive Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the Incentive Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the Incentive Plan and any awards under the Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Incentive Plan without the consent of the affected participant.

Equity Compensation Plan Information

The following table provides information regarding the weighted-average exercise price of options issued by the Company as of December 31, 2021. Such issuances were approved by the Board outside of an equity compensation plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights[3]	Number of securities remaining for issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders[1]	6,094,141	[2]	$3.45	-	[4]
Equity compensation plans not approved by security holders	93,494		$2.23	-
Total	6,187,635		$2.66	-

41

(1)	Consists of the Incentive Plan
(2)	Represents 124,100 shares of Common Stock to be issued pursuant to the exercise of outstanding options, 32,099 shares of Common Stock to be issued pursuant to vested restricted stock awards, 51,509 shares of Common stock to be issued pursuant to unvested restricted stock awards, 2,785,820 vested restricted stock units representing 2,785,820 shares of Common Stock, 3,100,613 unvested restricted stock units representing 3,100,613 shares of Common Stock. There can be no assurances of the achievement of vesting conditions related to those unvested restricted stock awards and unvested restrict stock units.
(3)	Represents the weighted-average exercise price of outstanding options and is calculated without taking into account the shares of common stock subject to outstanding restricted stock awards and outstanding restricted stock units.
(4)	As of the end of the fiscal year ended December 31, 2021, there were 5,886,433 shares of common stock underlying outstanding restricted stock units, of which (i) 2,785,820 shares are underlying vested restricted stock units and issuable, subject to certain conditions for settlement, which include termination of employment or the event of a change in control, and of which 297,635 shares may not be issued until Incentive Plan, which currently has no shares available for issuance and is short of shares to cover all of the outstanding restricted stock units, is amended to increase the number of shares authorized for issuance of awards under the Incentive Plan upon approval by our stockholders and (ii) 3,100,613 shares are issuable upon the vesting of such restricted stock units, subject to achievement of vesting conditions, either termination of employment with the Company, or a change in control, and is further subject to the increase in the number of shares authorized for issuance of awards under the Incentive Plan upon approval by our stockholders.

42

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) and our Series C Preferred Stock as of May 19, 2022, by:

●	each person known by us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock;

●	each director;

●	each of our named executive officers; and

●	all directors and executive officers of the Company as a group.

The percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Enveric Biosciences, Inc. 4851 Tamiami Trail N., Suite 200, Naples, FL 34103. As of May 19, 2022, we had 52,684,548 shares of Common Stock outstanding and 52,684.548 shares of Series C Preferred Stock outstanding.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Class	Number of Shares of Series C Preferred Stock Beneficially Owned(1)	Percentage of Voting Power on Proposals 1 and 3

Officers and Directors
Joseph Tucker, PhD	1,568,220	(2)	2.8%	691.080	1.2%
Avani Kanubaddi	789,484	(3)	1.4%	-	*
Peter Facchini, PhD	1,330,329	(4)	2.4%	616.656	1.1%
David Johnson	1,347,722	(5)	2.4%	-	*
Carter J. Ward	65,625	(6)	*	-	*
George Kegler	15,957	(7)	*	15.957	*
Douglas Lind, MD	9,059	(7)	*	9.059	*
Sol Mayer	15,957	(7)	*	15.957	*
Marcus Schabacker, MD, PhD	15,957	(7)	*	15.957	*
All directors and officers as a group of nine (9) persons	5,158,310	(8)	9.1%	1,362.401	2.4%

* Represents less than 1%

43

(1)	On May 3 1, 2022, our Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series C Preferred Stock for each outstanding share of common stock to holders of record of Common Stock as of 5:00 p.m. Eastern Time on May 18, 2022. Shares of Series C Preferred Stock will not be distributed with respect to any options to purchase our Common Stock unless such options are exercised prior to such record date. All shares of Series C Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed. The Series C Preferred Stock is entitled to be voted together with the Common Stock as a single class on the Reverse Stock Split Proposal and the Adjournment Proposal.

(2)	Includes 691,080 shares of Common Stock, 199,350 vested options to purchase Common Stock, warrants to purchase 677,790 shares of Common Stock. Excludes unvested restricted stock units equivalent to 818,747 shares of Common Stock.

(3)	Includes vested restricted stock units equivalent to 789,484 shares of Common Stock. Excludes unvested restricted stock units equivalent to 1,127,787 shares of Common Stock.

(4)	Includes 616,656 shares of Common Stock, 99,675 vested options to purchase Common Stock, warrants to purchase 613,998 shares of Common Stock. Excludes unvested restricted stock units equivalent to 576,070 shares of Common Stock.

(5)	Includes vested restricted stock units equivalent to 1,347,722 shares of Common Stock.

(6)	Includes vested restricted stock units equivalent to 65,625 shares of Common Stock. Excludes unvested restricted stock units equivalent to 1,203,803 shares of Common Stock.

(7)	All share amounts consist of Common Stock.

(8)	Includes 1,362,401 shares of Common Stock, vested restricted stock units equivalent to 2,202,831 shares of Common Stock, vested options to purchase 299,025 shares of Common Stock and warrants to purchase 1,291,788 shares of Common Stock. Excludes unvested restricted stock units equivalent to 3,726,407 shares of Common Stock.

Other Matters

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Special Meeting or any adjournment, continuation or postponements thereof. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Special Meeting or any adjournment, continuation or postponements thereof.

44

Deadline for Receipt of Stockholder Proposals

As previously stated in the Company’s proxy statement filed with the SEC on August 4, 2021, pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2022 Annual Meeting of Stockholders must be delivered to the Company’s Secretary at our corporate office at 4851 Tamiami Trail N, Suite 200, Naples, Florida 34103 no later than April 7, 2022, or, if the date of our 2022 Annual Meeting of Stockholders is more than 30 days from the anniversary date of the 2021 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2022 Annual meeting of Stockholders.

If you intend to present a proposal at our 2022 Annual Meeting of Stockholders, including director nominations, but you do not intend to have it included in our 2022 Proxy Statement, you must deliver a copy of your proposal to the Company’s Secretary at our corporate office listed above no earlier than May 23, 2022 and no later than the close of business on June 22, 2022. The proposal must contain certain information specified in our Bylaws; provided, however, that in the event that the date of our 2022 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2021 Annual Meeting of Stockholders, your notice will be timely if we receive it no earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the earlier of the date on which a public announcement setting forth the date of such meeting is first made.

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Because we utilize the “householding” rules for Special Meeting materials, stockholders who share the same address will receive only one copy of the Special Meeting materials, unless we receive contrary instructions from any stockholder at that address. If you prefer to receive multiple copies of the Special Meeting materials at the same address you share with other stockholders, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717 Eligible stockholders of record receiving multiple copies of the Special Meeting materials can request householding by contacting Broadridge Financial Solutions, Inc. in the same manner. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Special Meeting materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

Sincerely,

Joseph Tucker, PhD
Chief Executive Officer

Naples, Florida
May , 2022

45

Annex A

Reverse Stock Split Charter Amendment

A-1

Certificate of Amendment
of
Amended And Restated Certificate of Incorporation
of
Enveric Biosciences, INC.

Enveric Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The name of the Corporation is Enveric Biosciences, Inc.

2.	The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3.	Effective as of [●], New York time, on [●] (the “Effective Time”), each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.01 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.01 per share, as constituted following the Effective Time.

4.	The Certificate of Incorporation is hereby amended by adding the following paragraph D to ARTICLE IV:

“D. Reverse Stock Split.

Effective as of [●], New York time, on [●] (the “Effective Time”) each share of the Corporation’s common stock, $0.01 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as (without any further act) into a smaller number of shares such that each ten (10) to one hundred (100) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.01 par value per share, of the Corporation (the “New Common Stock”), the exact ratio within such range to be determined by the Board of Directors prior to the Effective Time and publicly announced by the Company (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-2

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, Enveric Biosciences, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

Enveric Biosciences, Inc.

By:
Name:	Joseph Tucker
Title:	Chief Executive Officer

A-3

Annex B

Amendment to the 2020 Long-Term Incentive Plan

B-1

First Amendment
to the
Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan

This FIRST Amendment to the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan (this “Amendment”), effective as of May ____, 2022, is made and entered into by Enveric Biosciences, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Enveric Biosciences, Inc. 2020 Long-Term Incentive Plan (the “Plan”).

RECITALS

Whereas, pursuant to Article 9 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, subject to approval of the Company’s stockholders in accordance with Article 9 of the Plan;

Whereas, the Board desires to amend the Plan to (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional 7,304,107 shares of Common Stock, and (ii) provide for the automatic adjustment, on the first trading date immediately following the date the Company issues any shares of Common Stock (including through the granting of an Award under the Plan), of the number of shares of Common Stock remaining for grant under the Plan by the amount necessary such that total number of shares of Common Stock that may be issued under the Plan equals the greater of (x) 10,000,000 shares of Common Stock, and (y) 15% of the total number of shares of Common Stock authorized and outstanding on such issuance date; and

Whereas, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is ten million (10,000,000) shares (the “Authorized Shares”), of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options (the “ISO Limit”). Notwithstanding the foregoing, on the first trading date immediately following the date the Company issues any share of Common Stock to any Person (including, without limitation, to an outside investor or to a Participant pursuant to the Plan) (the “Adjustment Date”), the number of Authorized Shares for grant under the Plan shall be increased by the amount necessary so that the total number of shares of Common Stock that may be issued under the Plan shall equal the greater of (i) ten million (10,000,000) shares, and (ii) fifteen percent (15%) of the total number of shares of Common Stock authorized and outstanding on the Adjustment Date; provided, however, that no such adjustment shall have any effect on, or otherwise change the ISO Limit, except for any adjustments permitted in Articles 11 and 12 below. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of the Plan.

2. This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of the Page Intentionally Left Blank;
Signature Page Follows]

B-2

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Enveric Biosciences, Inc.

By:
Name:	Joseph Tucker
Title:	Chief Executive Officer

B-3

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ENVB2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 13, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D87142-S46914 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVERIC BIOSCIENCES, INC.

NOTE: If you wish to provide separate instruction with respect to your Series C Preferred Stock, please indicate in the space alloted below the number of shares of Series C Preferred Stock as to which such instructions are provided and the manner in which such shares shall be voted ("FOR", "AGAINST" or "ABSTAIN")

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D87143-S46914

ENVERIC BIOSCIENCES, INC.
Special Meeting of Stockholders
July 14, 2022 10:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph Tucker and Carter Ward, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock or preferred stock of Enveric Biosciences, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on July 14, 2022, virtually at www.virtualshareholdermeeting.com/ENVB2022SM, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in accordance with the discretion of the persons designated above with respect to any other business as may properly come before the meeting and any adjournment, continuation or postponement thereof.

Continued and to be signed on reverse side